                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                      345 Park Avenue, New York, NY 10154
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31

Date of reporting period:       10/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

Scudder Latin America Fund

Annual Report to Shareholders

October 31, 2004

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Directors and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Additionally, investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This fund is also nondiversified and can take larger positions in fewer companies, increasing its overall potential risk. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary October 31, 2004

Classes A, B, C and M

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class M shares are not subject to sales charges.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 10/31/04
Scudder Latin America Fund	1-Year	3-Year	5-Year	10-Year
Class A	30.85%	18.40%	9.32%	4.06%
Class B	29.82%	17.48%	8.49%	3.24%
Class C	29.77%	17.47%	8.44%	3.24%
MSCI EM Latin America Index+	36.72%	23.49%	11.51%	N/A*
S&P/IFC Latin America Investable Total Return Index++	37.10%	26.00%	12.94%	3.82%
Scudder Latin America Fund	1-Year	Life of Class**
Class M	31.21%	15.71%
MSCI EM Latin America Index+	36.72%	18.00%
S&P/IFC Latin America Investable Total Return Index++	37.10%	19.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Index began on December 31, 1998.

** Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Latin America Fund — Class A [] MSCI EM Latin America Index+ [] S&P/IFC Latin America Investable Total Return Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 10/31/04
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,333	$15,644	$14,717	$14,029
	Average annual total return	23.33%	16.09%	8.04%	3.44%
Class B	Growth of $10,000	$12,682	$16,014	$14,927	$13,762
	Average annual total return	26.82%	16.99%	8.34%	3.24%
Class C	Growth of $10,000	$12,977	$16,212	$14,996	$13,751
	Average annual total return	29.77%	17.47%	8.44%	3.24%
MSCI EM Latin America Index+	Growth of $10,000	$13,672	$18,834	$17,238	N/A**
	Average annual total return	36.72%	23.49%	11.51%	N/A**
S&P/IFC Latin America Investable Total Return Index++	Growth of $10,000	$13,710	$20,003	$18,376	$14,548
	Average annual total return	37.10%	26.00%	12.94%	3.82%

The growth of $10,000 is cumulative.

** Index began on December 31, 1998.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. Index began on December 31, 1998.

++ The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective March 1, 2004, the MSCI EM Latin America Index replaced the S&P/IFC Latin America Investable Total Return Index as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.

Comparative Results as of 10/31/04
Scudder Latin America Fund		1-Year	Life of Class*
Class M	Growth of $10,000	$13,121	$15,212
	Average annual total return	31.21%	15.71%
MSCI EM Latin America Index+	Growth of $10,000	$13,672	$15,984
	Average annual total return	36.72%	18.00%
S&P/IFC Latin America Investable Total Return Index++	Growth of $10,000	$13,710	$16,675
	Average annual total return	37.10%	19.82%

The growth of $10,000 is cumulative.

* Class M shares commenced operations on December 14, 2001. Index returns begin December 31, 2001.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets.

++ The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective March 1, 2004, the MSCI EM Latin America Index replaced the S&P/IFC Latin America Investable Total Return Index as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M
Net Asset Value 10/31/04	$ 27.80	$ 27.71	$ 27.62	$ 28.07
10/31/03	$ 21.59	$ 21.51	$ 21.45	$ 21.78
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .38	$ .18	$ .19	$ .44
Class A Lipper Rankings — Latin American Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	18	of	20	86
3-Year	17	of	19	85

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class AARP and Class S

Class AARP has been created especially for members of AARP. After December 31, 2004, Class S shares will generally not be available to new investors. (For details see the fund's prospectus and statement of additional information.)

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings for all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares prior to its inception October 2, 2000 are derived from the historical performance of Class S shares of Scudder Latin America Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 10/31/04
Scudder Latin America Fund	1-Year	3-Year	5-Year	10-Year
Class S	31.09%	18.70%	9.62%	4.34%
Class AARP	31.10%	18.74%	9.64%	4.35%
MSCI EM Latin America Index+	36.72%	23.49%	11.51%	N/A*
S&P/IFC Latin America Investable Total Return Index++	37.10%	26.00%	12.94%	3.82%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Index began on December 31, 1998.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 10/31/04	$ 27.87	$ 27.84
10/31/03	$ 21.65	$ 21.62
Distribution Information: Twelve Months: Income Dividends as of 10/31/04	$ .44	$ .43
Class S Lipper Rankings — Latin American Funds Category as of 10/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	17	of	20	81
3-Year	16	of	19	80
5-Year	7	of	13	50
10-Year	1	of	7	13

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Latin America Fund — Class S [] MSCI EM Latin America Index+ [] S&P/IFC Latin America Investable Total Return Index++

Yearly periods ended October 31
Comparative Results as of 10/31/04
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$13,109	$16,725	$15,831	$15,300
	Average annual total return	31.09%	18.70%	9.62%	4.34%
Class AARP	Growth of $10,000	$13,110	$16,740	$15,847	$15,315
	Average annual total return	31.10%	18.74%	9.64%	4.35%
MSCI EM Latin America Index+	Growth of $10,000	$13,672	$18,834	$17,238	N/A*
	Average annual total return	36.72%	23.49%	11.51%	N/A*
S&P/IFC Latin America Investable Total Return Index++	Growth of $10,000	$13,710	$20,003	$18,376	$14,548
	Average annual total return	37.10%	26.00%	12.94%	3.82%

The growth of $10,000 is cumulative.

* Index began on December 31, 1998.

+ The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. Index began on December 31, 1998.

++ The S&P/IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Effective March 1, 2004, the MSCI EM Latin America Index replaced the S&P/IFC Latin America Investable Total Return Index as the Fund's benchmark index because the advisor believes that it more accurately reflects the Fund's investment strategy.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The table is based on an investment of $1,000 made at the beginning of the six-month period ended October 31, 2004.

The table illustrates your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2004
Actual Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,213.40	$ 1,208.50	$ 1,208.20	$ 1,215.20	$ 1,214.40	$ 1,214.70
Expenses Paid per $1,000*	$ 9.14	$ 14.79	$ 13.44	$ 9.33	$ 9.79	$ 9.58
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class M	Class AARP	Class S
Beginning Account Value 5/1/04	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/04	$ 1,016.94	$ 1,011.81	$ 1,013.03	$ 1,016.78	$ 1,016.37	$ 1,016.55
Expenses Paid per $1,000*	$ 8.33	$ 13.47	$ 12.25	$ 8.50	$ 8.91	$ 8.72

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class M	Class AARP	Class S
Scudder Latin America Fund	1.64%	2.66%	2.41%	1.67%	1.75%	1.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Scudder Latin America Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Latin America Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Tara C. Kenney

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1995 and the fund in 1996.

Over 20 years of investment industry experience.

MBA, Stern School of Business, New York University.

Paul H. Rogers, CFA

Managing Director of Deutsche Asset Management and Co-Manager of the fund.

Joined Deutsche Asset Management in 1994 and the fund in 1995.

Over 19 years of investment industry experience.

MBA, Stern School of Business, New York University.

In the following interview, Lead Portfolio Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the 12-month period ended October 31, 2004.

Q:  How did stocks in Latin America perform during the past year?

A:  The Latin American markets performed well during the 12 months ended October 31, 2004. The fund's benchmark — the MSCI EM Latin America Index — returned 36.72% during this interval.1 In comparison, the MSCI World Index — an unmanaged, capitalization-weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East — returned 13.25% for the same period. This strong Latin American market performance reflects the positive investment backdrop for the region. Economic growth continues to gain momentum, due in part to rising commodities prices.2 Stronger growth, in turn, has helped boost corporate earnings and has greatly improved the fiscal positions of the region's governments.

1 The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. Index returns for this index and for the MSCI World Index assume reinvested distributions and, unlike the fund, do not reflect fees and expenses. It is not possible to invest directly in an index.

2 Higher commodity prices lead to higher revenues for both corporations and governments in the region, which is a large exporter of commodities.

3 Since Latin American nations generate substantial revenues from exporting to the US and China, slower growth in these areas is seen as being a drag on growth in Latin America.

The bulk of the markets' gain came in the second half of the fiscal year. Although the annual period began on a strong note, stocks declined sharply in April and the first half of May. During this time, concerns about economic growth developed as the US Federal Reserve began to raise interest rates and China's government took steps to cool its potentially overheating economy.3 By mid-May, Latin American stocks had delivered negative returns (from the beginning of the fund's reporting period in November 2003). But the markets soon embarked on a rally that continued through the end of the period, as concerns about the effects of interest rate hikes in the United States abated. Investors' fears about slowing growth in China also were allayed when the country continued to report strong economic numbers. From mid-May through the end of October, the Latin markets rallied well over 30%.

Q:  What is your view on Brazil?

A:  We remain encouraged by the underlying trends in Brazil. The economy is gaining momentum, as evidenced by positive surprises in retail sales and industrial production figures. Notably, gross domestic product (GDP) growth estimates for 2004 and 2005 have been revised upward. Brazil's economy has been boosted by the country's role as a supplier of raw materials and — increasingly — food to China. We believe government fiscal policy and debt management are moving in the right direction, as well. Borrowing requirements are down, leading to lower interest payments for the government. Debt, as a percentage of GDP, is still high although now declining. While investors should never be complacent regarding Brazil's risks, we believe the country is building the framework for sustainable growth, and this should allow the government to start addressing the serious long-term challenges it faces.

On the political front, President Luis Inacio da Silva ("Lula" ) has experienced increased popularity partially as a result of the strength in the country's economy. The political landscape also should be helped by the strong showing of the ruling PT party in the recent municipal elections. Both of these developments likely represent long-term positives, since a stronger PT party should help the Lula administration continue to advance needed structural reforms.

Q:  What are some key trends unfolding in Mexico?

A:  Like Brazil, Mexico continues to benefit from positive economic trends. Consensus estimates for GDP growth have been revised upward, industrial production figures have been rising, the currency has been strengthening and inflation expectations have been brought into line. In addition, the housing sector has been booming, and this has had broader positive implications for the economy, such as increased construction and faster gains in job growth and disposable income. We expect GDP growth to remain solid into 2005.

Record high oil prices have been a key contributor to the economy and have helped the country's US dollar reserves grow to an all-time high of $US 60 billion.4 With an investment-grade rating on its bonds and scheduled foreign debt payments of just $US 23 billion, Mexico is in superior financial shape compared with both Brazil and Argentina. Although Mexico has managed its economy well, risks remain. Most notably, investors perceive heightened political risk leading into the 2006 presidential election, as well as a lack of necessary structural reforms, as major obstacles to higher stock prices.

4 By selling oil, Mexico generates income in foreign currencies (such as US dollars), which counts as an asset that can offset the debt on its books.

Q:  How did the fund perform within this context?

A:  The total return of the fund's Class A shares for the 12 months ended October 31, 2004, was 30.85%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 3 through 7 for complete performance information.)

Although the fund performed well on an absolute basis, it trailed the 36.72% return of the benchmark, as well as the 34.21% average return of the 20 funds in its Lipper peer group, Latin America Funds.5

5 Source: Lipper Inc. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Latin America Funds category, which are defined as those that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region.

Q:  What was the main reason for its underperformance?

A:  The primary reason for underperformance is the nature of our investment approach. As longtime shareholders likely are aware, we tend to invest in a fairly conservative fashion, focusing on larger companies with low debt levels and strong cash flows. In addition, we tend to invest the majority of fund assets in the two major countries in the region — Brazil and Mexico — while avoiding the peripheral markets, where trading volumes are so light that it is difficult to buy and sell stocks without having an impact on their prices. This approach was not beneficial at a time when stock prices rose substantially, small and higher-debt companies delivered strong returns, and the peripheral markets soared in value. We are not pleased with the fund's underperformance, and are analyzing our investment decisions to see how we can improve relative performance. However, it is necessary to point out that over the long term our approach continues to add value: The average annualized 10-year return for the fund's oldest share class, Class S shares, is 4.34%. In comparison, the average return of the seven funds in the Lipper peer group during the 10-year period is 3.04%.

Q:  What are some notable elements of the fund's positioning?

A:  For some time, the fund has held an overweight in the economically sensitive producers of basic materials.6 Given the higher demand from China and the strength in commodities prices, our holdings in this area generally have performed well. We therefore have begun to reduce the fund's weighting in materials stocks in recent months in order to book profits. For instance, we trimmed its position in the steel companies Companhia Siderurgica Nacional SA (CSN Steel), Usinas Siderurgicas de Minas Gerais SA (Usiminas) and Gerdau SA, largely on the belief that these stocks had reached fair value.7 We have maintained a full position in Companhia Vale do Rio Doce SA (CVRD), an iron ore producer that we believe will continue to benefit from China's rising demand for steel. Also within materials stocks, we reduced the fund's position in the pulp and paper area — where we believe the cycle is slowing — by trimming its weighting in Votorantim Celulose e Papel SA and removing Aracruz Celulose SA from the portfolio. The fund is still overweight in materials following these changes, but to a lesser extent than it was earlier in the year.

6 "Overweight" means a fund holds a higher weighting in a given sector or country than the benchmark index and indicates a positive view on the security, sector or country in question. "Underweight" means a fund holds a lower weighting than the benchmark, indicating that the manager expects the asset in question to underperform the market as a whole.

7 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its true worth, or overvalued, which means that it trades at a more expensive price than its underlying worth.

We also elected to lighten the fund's overweight in the larger-capitalization Mexican companies Wal-Mart de Mexico SA de CV (Walmex), Telefonos de Mexico SA de CV (Telmex) and Fomento Economico Mexicano SA de CV (Femsa). We redeployed the proceeds into faster-growing smaller companies in the housing sector such as Corporacion GEO SA de CV, Consorcio ARA SA de CV and Urbi, Desarrollos Urbanos, SA de CV. The improving economic environment has sparked a large number of initial public offerings. This trend is positive in that it helps demonstrate the presence of strong demand among local investors, and also because it creates a broader investment universe with greater opportunities to invest in smaller companies than in the past.

Companies in which we have been adding to the fund's position include Petroleo Brasileiro SA (Petrobras), which we believe has strong production prospects; Cemex SA de CV, the Mexican cement company that has benefited from its move to diversify in the United States and Europe; and two companies that can benefit from stronger domestic consumption in Brazil: the meat processor Sadia SA and the retailer Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR). We have also added to the fund's position in Brazilian utilities. The portfolio has been underweight in this area for some time, based on our view that the regulatory environment was too difficult. We now see better prospects for reform in this area and therefore have added to the fund's weighting in CPFL Energia SA (ADR) and Centrais Eletrobras Brasileiras SA (Eletrobras). (As of October 31, 2004, the position in Eletrobras was sold.)

Q:  What factors should fund investors be watching in the months ahead?

A:  We are encouraged by the fundamental trends we see unfolding in the Latin American economies. The region is expected to grow much faster than the developed world in 2005, and we expect that this will translate into superior earnings growth. Further, the structural reforms that have taken place across the region have produced a far more stable environment for equities. What's more, lower government debt levels have made Latin America less sensitive to shifts in the global economy.

While the preconditions for Latin America to extend its recent outperformance are in place, investors must always be mindful of the risks. This is particularly true right now, given that stocks have moved to valuation levels much closer to historical averages than has been the case any time in the past year and a half. Risks include a sell-off in emerging-market debt, a longer-than-expected series of interest rate hikes in the United States and a slowdown in China. In addition, larger-than-anticipated interest rate increases by the Brazilian Central Bank could cause stocks to weaken. And of course, geopolitical and/or military developments could produce a retreat from equities worldwide.

In this environment, we intend to maintain our conservative value orientation and will continue to use fundamental research to invest in the companies that we believe have the most attractive long-term prospects.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary October 31, 2004

Geographical Diversification (Excludes Cash Equivalents)	10/31/04	10/31/03

Brazil	53%	53%
Mexico	37%	40%
Chile	7%	4%
Argentina	2%	1%
Peru	1%	2%
	100%	100%
Sector Diversification (Excludes Cash Equivalents)	10/31/04	10/31/03

Materials	21%	22%
Telecommunication Services	20%	25%
Energy	18%	13%
Financials	12%	12%
Consumer Discretionary	11%	10%
Utilities	7%	3%
Consumer Staples	7%	15%
Industrials	4%	—
	100%	100%

Geographical diversification and sector diversification are subject to change.

Ten Largest Equity Holdings at October 31, 2004 (65.9% of Net Assets)
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	16.0%
2. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	10.8%
3. America Movil SA de CV Provider of wireless communication services	Mexico	10.0%
4. Banco Itau Holding Financeira SA Provider of banking services	Brazil	5.7%
5. Grupo Televisa SA de CV Operator of media businesses	Mexico	5.0%
6. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	5.0%
7. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	4.0%
8. Banco Bradesco SA Provider of banking services	Brazil	3.6%
9. Cemex SA de CV Producer of concrete and cement	Mexico	3.5%
10. Tele Norte Leste Participacoes SA Provider of local telecommunication services	Brazil	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request on the 16th of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of October 31, 2004

	Shares	Value ($)

Equity Securities 95.9%
Argentina 1.9%
BI SA "A" (New)* (b)	3,231,425	729,106
Loma Negra SA* (b)	448,653	855,153
Nortel Inversora SA "A" (ADR) (Preferred)*	33,663	190,667
Quimica Estrella SA "B"*	227,160	77,263
Tenaris SA	416,380	1,871,922
Tenaris SA (ADR)	76,800	3,438,336
(Cost $9,064,531)		7,162,447
Brazil 50.8%
Banco Bradesco SA (ADR) (Preferred)	225,200	13,707,924
Banco Itau Holding Financeira SA (ADR)	142,800	8,639,400
Banco Itau Holding Financeira SA	105,588	12,773,981
Braskem SA (ADR) (Preferred)	37,400	1,368,840
Braskem SA "A" (Preferred)*	72,988,000	2,679,629
Caemi Mineracao e Metalurgica SA (Voting)*	4,032,600	2,411,100
Centrais Eletricas Brasileiras SA "B" (Preferred)	348,450,100	5,145,122
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR)*	134,000	3,189,200
Companhia de Bebidas das Americas (ADR) (Preferred)	343,200	8,511,360
Companhia Energetica de Minas Gerais SA (Preferred)	332,200,000	7,666,154
Companhia Siderurgica Nacional SA (ADR)	149,600	2,206,600
Companhia Vale do Rio Doce "A" (ADR) (Preferred)	1,328,000	24,169,600
Companhia Vale do Rio Doce (ADR)*	781,000	16,525,960
CPFL Energia SA (ADR)*	100,700	1,752,180
Gerdau SA (Preferred)	157,500	2,323,400
Klabin SA (Preferred)	438,000	733,573
Petroleo Brasileiro SA (Preferred)	1,370,847	44,792,186
Petroleo Brasileiro SA (ADR) (Preferred)	432,100	14,086,460
Petroleo Brasileiro SA (ADR)	43,400	1,541,134
Sadia SA (Preferred)	2,141,400	3,893,455
Tele Norte Leste Participacoes SA (ADR) (Preferred)	666,500	8,717,820
Telemar Norte Leste SA "A" (Preferred)	102,600	1,884,109
Usinas Siderurgicas de Minas Gerais SA "A" (Preferred)	104,700	1,575,259
Votorantim Celulose e Papel SA (ADR)	20,450	706,548
(Cost $123,708,918)		191,000,994
Chile 6.4%
Banco Santander Chile SA (ADR)	154,800	4,328,208
Compania de Telecomunicaciones de Chile SA "A" (ADR)*	571,000	5,898,430
Empresa Nacional de Electricidad SA (ADR)*	281,900	4,707,730
Empresa Nacional de Telecommunicaciones SA	376,300	2,728,905
Enersis SA (ADR)*	863,700	6,529,572
(Cost $23,296,304)		24,192,845
Mexico 35.3%
Alfa SA "A"	1,350,000	5,245,160
America Movil SA de CV "L" (ADR)*	857,400	37,725,600
Cemex SA de CV (ADR)	451,769	13,092,266
Consorcio ARA SA de CV*	807,600	2,158,311
Corporacion GEO SA de CV "B"*	2,771,400	4,343,104
Fomento Economico Mexicano SA de CV (ADR)	173,600	7,655,760
Grupo Bimbo SA de CV "A"Series A	1,114,100	2,508,378
Grupo Carso SA de CV Series A1	610,500	2,902,433
Grupo Mexico SA de CV "B"*	505,000	2,085,009
Grupo Televisa SA de CV (ADR)*	344,800	18,964,000
Hylsamex, SA de CV*	186,951	409,742
Telefonos de Mexico SA de CV "L" (ADR)	436,900	14,959,456
Urbi, Desarrollos Urbanos, SA de CV	543,700	2,025,304
Wal-Mart de Mexico SA de CV "V"	5,756,179	18,824,079
(Cost $76,145,941)		132,898,602
Peru 1.5%
Compania de Minas Buenaventura SA (ADR) (Cost $3,103,420)	234,300	5,820,012
Total Equity Securities (Cost $235,319,115)		361,074,900

Cash Equivalents 4.4%
Scudder Cash Management QP Trust, 1.80%, (c) (Cost $16,402,300)	16,402,300	16,402,300
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $251,721,415) (a)	100.3	377,477,200
Other Assets and Liabilities, Net	(0.3)	(1,184,457)
Net Assets	100.0	376,292,743

* Non-income producing security.

(a) The cost for federal income tax purposes was $254,565,127. At October 31, 2004, net unrealized appreciation for all securities based on tax cost was $122,912,073. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $133,780,009 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,867,936.

(b) The Fund may purchase securities that are subject to legal or contractual restriction on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

Schedule of Restricted Securities
Securities	Acquisition Dates	Acquisition Cost ($)	Value ($)	Value as % of Net Assets
BI SA "A" (New)	10/22/1993	3,360,564	729,106	0.19
Loma Negra SA	8/23/1999-11/17/2001	4,816,805	855,153	0.23
Total Restricted Securities			1,584,259	0.42

(c) Scudder Cash Management QP Trust is managed by Deutsche Investment Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of October 31, 2004
Assets
Investments: Investments in securities, at value (cost $235,319,115)	$ 361,074,900
Investments in Scudder Cash Management QP Trust (cost $16,402,300)	16,402,300
Total investments in securities, at value (cost $251,721,415)	377,477,200
Cash	9,967
Foreign currency (cost $373,993)	365,114
Receivable for investments sold	3,695,996
Dividends receivable	3,491,299
Receivable for Fund shares sold	121,077
Total assets	385,160,653
Liabilities
Payable for investments purchased	7,696,121
Payable for Fund shares redeemed	325,332
Accrued management fee	378,719
Other accrued expenses and payables	467,738
Total liabilities	8,867,910
Net assets, at value	$ 376,292,743
Net Assets
Net assets consist of: Undistributed net investment income	4,822,039
Net unrealized appreciation (depreciation) on: Investments	125,755,785
Foreign currency related transactions	1,230
Accumulated net realized gain (loss)	(62,956,752)
Paid-in capital	308,670,441
Net assets, at value	$ 376,292,743

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($8,886,816 ÷ 319,635 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 27.80
Maximum offering price per share (100 ÷ 94.25 of $27.80)	$ 29.50

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($424,919 ÷ 15,334 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)

$ 27.71

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($479,524 ÷ 17,359 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)

$ 27.62
Class M Net Asset Value and redemption price per share ($12,152,095 ÷ 432,851 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 28.07
Class AARP Net Asset Value, offering and redemption price per share ($3,496,658 ÷ 125,471 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 27.87
Class S Net Asset Value, offering and redemption price per share ($350,852,731 ÷ 12,601,019 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 27.84

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended October 31, 2004
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,448,316)	$ 14,370,363
Interest — Scudder Cash Management QP Trust	80,279
Total Income	14,450,642
Expenses: Management fee	4,350,803
Administrative fee	967,132
Services to shareholders	527,508
Custodian and accounting fees	273,340
Distribution service fees	30,668
Auditing	50,873
Legal	9,345
Directors' fees and expenses	18,868
Reports to shareholders	46,866
Registration fees	40,475
Other	41,806
Total expenses, before expense reductions	6,357,684
Expense reductions	(237,077)
Total expenses, after expense reductions	6,120,607
Net investment income (loss)	8,330,035
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	34,747,919
Foreign currency related transactions (including CPMF tax of $101,620)	(522,493)
34,225,426
Net unrealized appreciation (depreciation) during the period on: Investments	50,146,488
Foreign currency related transactions	(816)
50,145,672
Net gain (loss) on investment transactions	84,371,098
Net increase (decrease) in net assets resulting from operations	$ 92,701,133

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended October 31,
	2004	2003
Operations: Net investment income (loss)	$ 8,330,035	$ 3,914,048
Net realized gain (loss) on investment transactions	34,225,426	(15,446,762)
Net unrealized appreciation (depreciation) on investment transactions during the period	50,145,672	109,178,042
Net increase (decrease) in net assets resulting from operations	92,701,133	97,645,328
Distributions to shareholders from: Net investment income: Class A	(125,346)	(1,106)
Class B	(2,144)	—
Class C	(22,052)	—
Class M	(213,781)	(83,677)
Class AARP	(26,909)	(1,475)
Class S	(5,818,866)	(2,049,816)
Fund share transactions: Proceeds from shares sold	49,884,858	30,375,669
Net assets acquired in tax-free reorganization	—	57,604
Reinvestment of distributions	5,781,528	1,999,841
Cost of shares redeemed	(82,506,808)	(48,631,567)
Redemption fees	—	7,349
Net increase (decrease) in net assets from Fund share transactions	(26,840,422)	(16,191,104)
Increase (decrease) in net assets	59,651,613	79,318,150
Net assets at beginning of period	316,641,130	237,322,980
Net assets at end of period (including undistributed net investment income of $4,822,039 and $3,223,595, respectively)	$ 376,292,743	$ 316,641,130

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.59	$ 15.21	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.54	.22	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	6.05	6.26	(2.10)	(4.06)
Total from investment operations	6.59	6.48	(1.96)	(4.15)
Less distributions from: Net investment income	(.38)	(.10)	(.27)	—
Redemption fees	—	.00***	.08	—
Net asset value, end of period	$ 27.80	$ 21.59	$ 15.21	$ 17.36
Total Return (%)[c]	30.85[d]	42.72[d]	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	9	6.23		.55
Ratio of expenses before expense reductions (%)	1.99	2.17	2.18	2.18*
Ratio of expenses after expense reductions (%)	1.91	2.14	2.18	2.18*
Ratio of net investment income (loss) (%)	2.24	1.29	.83	(1.39)*
Portfolio turnover rate (%)	62	24	22	20

[a] For the period from May 29, 2001 (commencement of operations of Class A shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.51	$ 15.18	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	.34	.07	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	6.04	6.26	(2.14)	(4.05)
Total from investment operations	6.38	6.33	(2.10)	(4.19)
Less distributions from: Net investment income	(.18)	—	(.12)	—
Redemption fees	—	.00***	.08	—
Net asset value, end of period	$ 27.71	$ 21.51	$ 15.18	$ 17.32
Total Return (%)[c]	29.82[d]	41.70[d]	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.4	.22	.04	.001
Ratio of expenses before expense reductions (%)	3.09	3.00	2.98	2.98*
Ratio of expenses after expense reductions (%)	2.76	2.96	2.98	2.98*
Ratio of net investment income (loss) (%)	1.39	.47	.03	(2.19)*
Portfolio turnover rate (%)	62	24	22	20

[a] For the period from May 29, 2001 (commencement of operations of Class B shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C
Years Ended October 31,	2004	2003	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.45	$ 15.14	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[b]	(.07)[e]	.08	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	6.43	6.23	(2.15)	(4.09)
Total from investment operations	6.36	6.31	(2.10)	(4.23)
Less distributions from: Net investment income	(.19)	—	(.12)	—
Redemption fees	—	.00***	.08	—
Net asset value, end of period	$ 27.62	$ 21.45	$ 15.14	$ 17.28
Total Return (%)[c]	29.77[d]	41.68[d]	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.5	.22	.01	.001
Ratio of expenses before expense reductions (%)	2.92	2.97	2.95	2.95*
Ratio of expenses after expense reductions (%)	2.72	2.92	2.95	2.95*
Ratio of net investment income (loss) (%)	(6.62)[e]	.51	.06	(2.16)*
Portfolio turnover rate (%)	62	24	22	20

[a] For the period from May 29, 2001 (commencement of operations of Class C shares) to October 31, 2001.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Due to the timing of subscriptions and redemptions for this class in relation to the operating results of the Fund, the amount shown does not correspond to the net investment income per share and ratio of net investment income (loss) of other share classes during the year.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class M
Years Ended October 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.78	$ 15.26	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[b]	.61	.26	.18
Net realized and unrealized gain (loss) on investment transactions	6.12	6.30	(3.95)
Total from investment operations	6.73	6.56	(3.77)
Less distributions from: Net investment income	(.44)	(.14)	—
Redemption fees and other	—	.10[c]	.08
Net asset value, end of period	$ 28.07	$ 21.78	$ 15.26
Total Return (%)	31.21[d]	43.87[d]	(19.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	11	9
Ratio of expenses before expense reductions (%)	1.80	1.92	1.91*
Ratio of expenses after expense reductions (%)	1.67	1.89	1.91*
Ratio of net investment income (loss) (%)	2.48	1.54	1.10*
Portfolio turnover rate (%)	62	24	22

[a] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

[b] Based on average shares outstanding during the period.

[c] Includes a one time reduction in certain liabilities of an acquired fund.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.

* Annualized

** Not annualized

Class AARP
Years Ended October 31,	2004	2003	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 21.65	$ 15.25	$ 17.40	$ 22.75	$ 23.51
Income (loss) from investment operations: Net investment income (loss)[b]	.58	.26	.21	.27	(.03)
Net realized and unrealized gain (loss) on investment transactions	6.08	6.28	(2.11)	(3.95)	(.73)
Total from investment operations	6.66	6.54	(1.90)	(3.68)	(.76)
Less distributions from: Net investment income	(.44)	(.14)	(.33)	(.18)	—
Net realized gains on investment transactions	—	—	—	(1.49)	—
Total distributions	(.44)	(.14)	(.33)	(1.67)	—
Redemption fees	—	.00***	.08	—	—
Net asset value, end of period	$ 27.87	$ 21.65	$ 15.25	$ 17.40	$ 22.75
Total Return (%)	31.10[c]	43.20[c]	(10.83)	(17.08)	(3.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3.93		.17	.18	.02
Ratio of expenses before expense reductions (%)	1.90	1.91	1.91	1.90	1.91*
Ratio of expenses after expense reductions (%)	1.77	1.88	1.91	1.90	1.91*
Ratio of net investment income (loss) (%)	2.38	1.55	1.10	1.33	(.15)**
Portfolio turnover rate (%)	62	24	22	20	42

[a] For the period from October 2, 2000 (commencement of operations of Class AARP shares) to October 31, 2000.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S
Years Ended October 31,	2004	2003	2002	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 21.62	$ 15.23	$ 17.39	$ 22.74	$ 19.95
Income (loss) from investment operations:
Net investment income (loss)a	.59	.26	.21	.27	.20[b]
Net realized and unrealized gain (loss) on investment transactions	6.06	6.27	(2.12)	(3.95)	2.64
Total from investment operations	6.65	6.53	(1.91)	(3.68)	2.84
Less distributions from: Net investment income	(.43)	(.14)	(.33)	(.18)	(.05)
Net realized gains on investment transactions	—	—	—	(1.49)	—
Total distributions	(.43)	(.14)	(.33)	(1.67)	(.05)
Redemption fees	—	.00*	.08	—	—
Net asset value, end of period	$ 27.84	$ 21.62	$ 15.23	$ 17.39	$ 22.74
Total Return (%)	31.09[c]	43.19[c]	(10.89)	(17.08)	14.15
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	351	298	228	294	422
Ratio of expenses before expense reductions (%)	1.81	1.92	1.91	1.90	1.80[d]
Ratio of expenses after expense reductions (%)	1.75	1.90	1.91	1.90	1.79[d]
Ratio of net investment income (loss) (%)	2.40	1.53	1.10	1.33	.80
Portfolio turnover rate (%)	62	24	22	20	42

[a] Based on average shares outstanding during the period.

[b] Net investment income per share includes non-recurring dividend income of $.05 per share.

[c] Total return would have been lower had certain expenses not been reduced.

[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.79%, respectively.

* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to March 1, 2004, Class C shares were offered with an initial sales charge. Class C shares do not convert into another class. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Shares of Class AARP are designed for members of AARP. Class M, AARP and S shares are not subject to initial or contingent deferred sales charges. After December 31, 2004, Class S shares will no longer be available to new investors except under certain circumstances. For a complete list of investors that may continue to purchase Class S shares after December 31, 2004, please refer to the Fund's Statement of Additional Information.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $60,113,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008 ($26,624,000), October 31, 2010 ($18,397,000) and October 31, 2011 ($15,092,000), the respective expiration dates, whichever occurs first, of which $26,624,000 may be subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 4,822,039
Undistributed net long-term capital gains	$ —
Capital loss carryforwards	$ (60,113,000)
Net unrealized appreciation (depreciation) on investments	$ 122,912,073

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2004	2003
Distributed from ordinary income	$ 6,209,098	$ 2,136,074

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. Prior to December 14, 2002, upon the redemption or exchange of shares held by Class M shareholders for less than one year, a fee of 2% of the current net asset value of the shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended October 31, 2004, purchases and sales of investment securities (excluding short-term investments) aggregated $209,637,079 and $238,714,552, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended October 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

In addition, for the year ended October 31, 2004, the Advisor agreed to reimburse the Fund $2,226, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

Administrative Fee. Under the Administrative Agreement, the Advisor provided or paid others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) such as transfer agent, custody, legal and audit in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.65%, 0.65% and 0.65% of average daily net assets for Class A, B, C, M, AARP and S shares, respectively, computed and accrued daily and payable monthly.

The Administrative Agreement between the Advisor and the Fund terminated March 31, 2004 and effective April 1, 2004, the Fund directly bears the cost of those expenses formerly covered under the Administrative Agreement.

For the period November 1, 2003 through March 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Waived
Class A	$ 25,020	$ 6,776
Class B	951	298
Class C	6,665	1,803
Class M	32,374	14,997
Class AARP	5,563	1,264
Class S	896,559	207,944
	$ 967,132	$ 233,082

Effective October 1, 2003 through September 30, 2005, the Advisor agreed to contractually waive a portion of its management and/or administrative fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, director and director counsel fees, organizational and offering expenses). In addition, for the period November 1, 2003 through March 31, 2004, the Advisor voluntarily agreed to waive a portion of its Administrative Fee on Class M shares of the Fund to the extent necessary to maintain the operating expenses of Class M at 1.60% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokeage, interest, director and director counsel fees).

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, shareholder service agent and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement between SISC and SSC and DST Systems, Inc. ("DST"), SISC and SSC have delegated certain transfer agent and dividend paying agent functions to DST. The costs and expenses of such delegation are borne by SISC and SSC, not by the Fund. For the period April 1, 2004 through October 31, 2004, the amounts charged to the Fund by SISC and SSC were as follows:

Services to Shareholders	Total Aggregated	Not Imposed	Unpaid at October 31, 2004
Class A	$ 6,771	$ —	$ 2,832
Class B	814	358	409
Class C	764	327	172
Class M	13,130	—	5,841
Class AARP	5,449	1,084	3,507
Class S	355,849	—	161,545
	$ 382,777	$ 1,769	$ 174,306

Scudder Fund Accounting Corporation ("SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the period April 1, 2004 through October 31, 2004, the amount charged to the Fund by SFAC for accounting services aggregated $107,988, all of which $45,752 is unpaid at October 31, 2004.

Prior to April 1, 2004, the service provider fees outlined above were paid by the Advisor in accordance with the Administrative Agreement.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2004
Class B	$ 2,336	$ 238
Class C	9,053	145
	$ 11,389	$ 383

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2004	Effective Rate
Class A	$ 15,497	$ 2,410.20%
Class B	770	193.25%
Class C	3,012	688.25%
	$ 19,279	$ 3,291

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2004 aggregated $7,551. There were no underwriting commissions paid in connection with the distribution of Class C shares for the year ended October 31, 2004.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2004, the CDSC for Class B and Class C shares aggregated $1,683 and $1,512, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. AARP through its affiliate, AARP Services, Inc., monitors and oversees the AARP Investment Program from Scudder Investments, but does not act as an investment advisor or recommend specific mutual funds. DeIM has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in AARP Class shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP Classes of all funds managed by the DeIM. The fee rates, which decrease as the aggregate net assets of the AARP Classes become larger, are as follows: 0.07% for the first $6 billion of net assets, 0.06% for the next $10 billion of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Acquisition of Assets

On December 14, 2001, the Fund acquired all the net assets of The Argentina Fund, Inc. pursuant to a plan of reorganization approved by shareholders on October 16, 2001. The acquisition was accomplished by a tax-free exchange of 4,008,798 Class M shares for the 9,302,807 outstanding shares of The Argentina Fund, Inc. on December 14, 2001. Class M shares were especially designed for the shareholders of The Argentina Fund, Inc. The Argentina Fund, Inc.'s net assets at that date ($75,969,020), including $42,930 of unrealized depreciation, were combined with those of the Fund. Costs incurred in connection with the acquisition were shared by The Argentina Fund, Inc. and the Advisor. The aggregate net assets of the Fund immediately before the acquisition were $321,145,966. The combined net assets of the Fund immediately following the acquisition were $397,114,986. In addition, the net assets acquired in tax-free reorganization of $57,604 on the Statement of Changes in Net Assets for the year ended October 31, 2003 represents changes in estimated costs associated with the merger recorded on The Argentina Fund, Inc. prior to the acquisition.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2004		Year Ended October 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	601,058	$ 15,107,846	750,805	$ 13,636,649
Class B	20,379	513,512	11,293	216,127
Class C	234,889	5,794,751	11,180	214,224
Class M	145	5,467	—	—
Class AARP	174,988	4,429,110	40,236	802,310
Class S	971,574	24,034,172	847,024	15,506,359
		$ 49,884,858		$ 30,375,669
Shares issued in tax-free reorganization
Class M	—	—	—	$ 57,604
Shares issued to shareholders in reinvestment of distributions
Class A	4,007	$ 95,767	65	$ 1,048
Class B	83	1,996	—	—
Class C	93	2,223	—	—
Class M	5,005	120,512	3,024	48,874
Class AARP	1,028	24,581	90	1,455
Class S	231,747	5,536,449	120,798	1,948,464
		$ 5,781,528		$ 1,999,841
Shares redeemed
Class A	(559,359)	$ (13,284,029)	(491,981)	$ (9,275,535)
Class B	(15,341)	(376,743)	(3,747)	(70,333)
Class C	(227,942)	(5,838,961)	(1,213)	(22,823)
Class M	(73,035)	(1,793,311)	(116,362)	(2,083,865)
Class AARP	(93,727)	(2,315,009)	(8,128)	(155,517)
Class S	(2,408,637)	(58,898,755)	(2,099,227)	(37,023,494)
		$ (82,506,808)		$ (48,631,567)
Redemption fees			—	$ 7,349
Net increase (decrease)
Class A	45,706	$ 1,919,584	258,889	$ 4,362,162
Class B	5,121	138,765	7,546	145,794
Class C	7,040	(41,987)	9,967	191,401
Class M	(67,885)	(1,667,332)	(113,338)	(1,970,038)
Class AARP	82,289	2,138,682	32,198	648,248
Class S	(1,205,316)	(29,328,134)	(1,131,405)	(19,568,671)
		$ (26,840,422)		$ (16,191,104)

H. Regulatory Matters and Litigation

Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including Scudder Investments. It is not possible to determine what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the Scudder funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain Scudder funds, the funds' investment advisors and their affiliates, certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each Scudder fund's investment advisor has agreed to indemnify the applicable Scudder funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a Scudder fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the Scudder funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Scudder International Fund, Inc. and the Shareholders of Scudder Latin America Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Latin America Fund (the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 21, 2004	PricewaterhouseCoopers LLP
Tax Information (Unaudited)

The Fund paid foreign taxes of $1,448,316 and earned $9,864,522 of foreign source income during the year ended October 31, 2004. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.11 per share as foreign taxes paid and $0.73 per share as income earned from foreign sources for the year ended October 31, 2004.

For federal income tax purposes, the Fund designates $3,300,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents certain information regarding the Directors and Officers of the fund as of October 31, 2004. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110. The term of office for each Director is until the next meeting of shareholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns, retires or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Director will hold office for an indeterminate period. The Directors of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Directors
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairman, 2004-present Director, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Henry P. Becton, Jr. (1943) Director, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Keith R. Fox (1954) Director, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Director, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Director, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Director, 1994-present

Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee

		48
Carl W. Vogt (1936) Director, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Julian F. Sluyters[3] (1960) President and Chief Executive Officer, 2004-present

Managing Director, Deutsche Asset Management (since May 2004); President and Chief Executive Officer of The Germany Fund, Inc., The New Germany Fund, Inc., The Central Europe and Russia Fund, Inc., The Brazil Fund, Inc., The Korea Fund, Inc., Scudder Global High Income Fund, Inc. and Scudder New Asia Fund, Inc. (since May 2004); President and Chief Executive Officer, UBS Fund Services (2001-2003); Chief Administrative Officer (1998-2001) and Senior Vice President and Director of Mutual Fund Operations (1991-1998) UBS Global Asset Management

John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)
Paul H. Schubert[3] (1963) Chief Financial Officer, 2004-present

Managing Director, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds at UBS Global Asset Management (1994-2004)

Charles A. Rizzo (1957) Treasurer, 2002-present

Managing Director, Deutsche Asset Management (since April 2004); formerly, Director, Deutsche Asset Management (April 2000-March 2004); Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)

Lisa Hertz[3] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management
Daniel O. Hirsch[4] (1954) Assistant Secretary, 2002-present

Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)

Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management
Kevin M. Gay (1959) Assistant Treasurer, 2004-present	Vice President, Deutsche Asset Management
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management

1 Length of time served represents the date that each Director was first elected to the common board of Directors which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Directors.

2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

3 Address: 345 Park Avenue, New York, New York

4 Address: One South Street, Baltimore, Maryland

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and M

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — scudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class M
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLALX
CUSIP Number	811165-737	811165-729	811165-711	811165-638
Fund Number	474	674	774	174

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative.	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web sites — aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	SLAMX	SLAFX
Fund Number	174	074
Notes

ITEM 2.         CODE OF ETHICS.

As of the end of the period, October 31, 2004, Scudder International Fund, Inc.
has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                           SCUDDER LATIN AMERICA FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
Fiscal Year      Audit Fees     Audit-Related      Tax Fees      All Other
   Ended          Billed         Fees Billed      Billed to     Fees Billed
October 31,      to Fund          to Fund            Fund         to Fund
--------------------------------------------------------------------------------
2004              $82,000          $185             $9,500            $0
--------------------------------------------------------------------------------
2003              $78,000         $1,205            $9,100            $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance and tax return preparation.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                    Audit-Related         Tax Fees            All Other
                     Fees Billed          Billed to          Fees Billed
  Fiscal           to Adviser and        Adviser and        to Adviser and
   Year             Affiliated           Affiliated          Affiliated
  Ended            Fund Service          Fund Service        Fund Service
 October 31,         Providers            Providers           Providers
--------------------------------------------------------------------------------
2004               $453,907                 $0                    $0
--------------------------------------------------------------------------------
2003               $662,457               $50,000                 $0
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                                       1

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                               Total Non-Audit
                               Fees billed to              Total
                                Adviser and            Non-Audit Fees
                               Affiliated Fund           billed to
                              Service Providers         Adviser and
                              (engagements related      Affiliated
                 Total         directly to the         Fund Service
                Non-Audit       operations and          Providers
  Fiscal       Fees Billed    financial reporting      (all other     Total of
   Year         to Fund          of the Fund)          engagements)   (A),(B)
   Ended
October 31,       (A)                  (B)                  (C)        and (C)
--------------------------------------------------------------------------------
2004              $9,500               $0              $1,153,767     $1,163,267
--------------------------------------------------------------------------------
2003              $9,100          $50,000            $4,947,177       $5,006,277
--------------------------------------------------------------------------------

All other  engagement  fees were  billed for  services in  connection  with risk management,  tax services and process  improvement/integration  initiatives  for
DeIM and other related  entities that provide  support for the operations of the fund.

                                       2

ITEM 5.         AUDIT COMMITTEE OF LISTED REGISTRANTS

                Not Applicable

ITEM 6.         SCHEDULE OF INVESTMENTS

                Not Applicable

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                Not Applicable

ITEM 8.         PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
                INVESTMENT COMPANY AND AFFILIATED PURCHASERS

                Not Applicable.

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL
33910.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Latin America Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                          Scudder Latin America Fund

By:                                 /s/Julian Sluyters
                                    ---------------------------
                                    Julian Sluyters
                                    Chief Executive Officer

Date:                               January 4, 2005
                                    ---------------------------

By:                                 /s/Paul Schubert
                                    ---------------------------
                                    Paul Schubert
                                    Chief Financial Officer

Date:                               January 4, 2005
                                    ---------------------------